SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 23, 2003

Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)
(908) 298-4000
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this 8-K:

99.1 Press release titled "Schering-Plough Reports Sales, Earnings for 2003 Second Quarter"

99.2 Supplemental Financial Data

Item 9. Regulation FD Disclosure

Schering-Plough today issued a press release titled "Schering-Plough Reports Sales, Earnings for 2003 Second Quarter" and provided additional supplemental financial data. The press release is attached to this 8-K as Exhibit 99.1, and it includes a page of supplemental information, titled "Foreign Currency Exchange Reconciliation" provided in accordance with Regulation G. The supplemental financial data is attached to this 8-K as Exhibit 99.2. The information in this paragraph is being furnished pursuant to both Item 9 - Regulation FD Disclosure and Item 12 - Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/ Thomas H. Kelly

Thomas H. Kelly

Vice President and Controller

Date: July 23, 2003

Exhibit Index

The following exhibits are filed with this 8-K:

99.1 Press release titled "Schering-Plough Reports Sales, Earnings for 2003 Second Quarter"

99.2 Supplemental Financial Data